UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2019

UNION ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39089	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

509 Madison Avenue, Ninth Floor

New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 981-0630

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one ordinary share and one redeemable warrant	LATNU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	LATN	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	LATNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 17, 2019, the Registration Statement on Form S-1 (SEC File No. 333-233988) (the “Registration Statement”) relating to the initial public offering of units of Union Acquisition Corp. II (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

On October 17, 2019, the Company entered into an Underwriting Agreement and various other agreements filed as exhibits to the Registration Statement. The Company also adopted an amended and restated memorandum and articles of association. The material terms of such agreements and the amended and restated memorandum and articles of association are fully described in the Company’s final prospectus, dated October 17, 2019 as filed with the SEC on October 18, 2019. This Current Report on Form 8-K is being filed solely to file such executed agreements and amended and restated memorandum and articles of association.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is hereby incorporated by reference.

On October 17, 2019, the Company's Board of Directors changed the fiscal year end of the Company from December 31 to September 30. The Company anticipates filing an Annual Report on Form 10-K covering the period ended September 30, 2019.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

1.1	Underwriting Agreement between the Company and Cantor Fitzgerald & Co., as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.

10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.

10.2	Stock Escrow Agreement between the Company, Continental Stock Transfer & Trust Company and the Company’s Initial Shareholders.

10.3	Registration Rights Agreement between the Company and the Company’s Initial Shareholders.

10.4	Administrative Services Agreement between the Company and Atlantic-Pacific Capital, Inc.

10.5	Consulting Agreement between the Company and Dan Fink.

99.1	Press Release, dated October 17, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2019

UNION ACQUISITION CORP. II

By:	/s/ Kyle P. Bransfield
Name:	Kyle P. Bransfield
Title:	Chief Executive Officer

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